UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 20, 2005
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                           Molecular Diagnostics, Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                         0-935                  36-4296006
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(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois              60610
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (312) 222-9550
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On September 20, 2005, Dennis L. Bergquist resigned as Chief Financial Officer of the Company, effective immediately.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Molecular Diagnostics, Inc.



Dated: September 24, 2005                  By:/s/ David Weissberg, M.D.
                                               -------------------------
                                               David Weissberg, M.D.
                                               Chief Executive Officer